                                                                    EXHIBIT 25
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                           _________________________

                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                    ________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ________________________________________

                            THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)
                    ________________________________________
                            Verizon New Jersey Inc.
              (Exact name of obligor as specified in its charter)

New Jersey                                                            22-1151770
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

540 Broad Street
Newark, New Jersey                                                         07101
(Address of principal executive offices)                              (Zip Code)
                    ________________________________________

                                   Debentures
                      (Title of the indenture securities)
                    ________________________________________

                                    GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                New York State Banking Department, State House, Albany, New York 12110.

                Board of Governors of the Federal Reserve System, Washington, D.C., 20551

                Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

                Federal Deposit Insurance Corporation, Washington, D.C., 20429.


        (b)     Whether it is authorized to exercise corporate trust powers.

                Yes.


Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 26th day of June, 2001.

                            THE CHASE MANHATTAN BANK

                            By /s/ Gemmel Richards
                              ______________________
                                   Gemmel Richards
                                   Assistant Vice President

                             Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                  at the close of business March 31, 2001, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                            Dollar Amounts
                                         ASSETS                                                in Millions
Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin ............................................................................ $ 19,899
  Interest-bearing balances ....................................................................   23,359
Securities:
Held to maturity securities.....................................................................      531
Available for sale securities...................................................................   60,361
Federal funds sold and securities purchased under
  agreements to resell .........................................................................   50,929
Loans and lease financing receivables:
  Loans and leases held for sale................................................................    3,311
  Loans and leases, net of unearned income........................$153,867
  Less: Allowance for loan and lease losses..........................2,369
  Loans and leases, net of unearned income and
  allowance ....................................................................................  151,498
Trading Assets .................................................................................   61,673
Premises and fixed assets (including capitalized
  leases).......................................................................................    4,387
Other real estate owned ........................................................................       39
Investments in unconsolidated subsidiaries and
  associated companies..........................................................................      429
Customers' liability to this bank on acceptances
  outstanding ..................................................................................      291
Intangible assets
      Goodwill..................................................................................    1,839
      Other Intangible assets...................................................................    3,479
Other assets ...................................................................................   18,598
                                                                                                 --------
TOTAL ASSETS ................................................................................... $400,623
                                                                                                 ========

                                     - 4 -

                                  LIABILITIES

Deposits
  In domestic offices ..................................................................................... $131,214
  Noninterest-bearing ......................................... $52,683
  Interest-bearing ............................................  78,531
  In foreign offices, Edge and Agreement
  subsidiaries and IBF's...................................................................................  112,394
        Noninterest-bearing.................................... $ 5,045
  Interest-bearing............................................  107,349

Federal funds purchased and securities sold under agree-
ments to repurchase .......................................................................................   61,321
Trading liabilities .......................................................................................   43,847
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases)................................................................   10,309
Bank's liability on acceptances executed and outstanding...................................................      291
Subordinated notes and debentures .........................................................................    6,030
Other liabilities .........................................................................................   12,004
TOTAL LIABILITIES .........................................................................................  377,410
Minority Interest in consolidated subsidiaries ............................................................      126

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus..............................................................        0
Common stock ..............................................................................................    1,211
Surplus  (exclude all surplus related to preferred stock)..................................................   12,714
 Retained earnings.........................................................................................    9,446
 Accumulated other comprehensive income....................................................................     (284)
Other equity capital components............................................................................        0
TOTAL EQUITY CAPITAL ......................................................................................   23,087
                                                                                                            --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL................................................... $400,623
                                                                                                            ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                    WILLIAM B. HARRISON JR.    )
                     DOUGLAS A. WARNER III     ) DIRECTORS
                          LAWRENCE A. BOSSIDY  )

                                      -5-